THE NORTH COUNTRY EQUITY GROWTH FUND

Ticker:  NCEGX

a series of

THE NORTH COUNTRY FUNDS (the “Trust”)

Supplement Dated May 10, 2012 to the Prospectus Dated March 30, 2012 (the “Prospectus”)

The information contained in the section entitled “MANAGEMENT,” with respect to The North Country Equity Growth Fund (the “Growth Fund”), on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

North Country Investment Advisers, Inc. (the “Adviser”) is the Growth Fund’s investment adviser.  Effective May 1, 2012, Manuel S. Orta, CTFA, serves as the Growth Fund’s portfolio manager.  Mr. Orta is Vice President and Investment Officer of Glens Falls National Bank (“GFNB”) and Vice President and Portfolio Manager of the Adviser.

The first two paragraphs of the section entitled “PORTFOLIO MANAGERS” on page 17 of the Prospectus are deleted in their entirety and replaced with the following:

Manuel (“Mickey”) S. Orta, the portfolio manager of the Growth Fund since May 1, 2012, is primarily responsible for the management and day-to-day implementation of the Growth Fund's investment strategies.  Mr. Orta, Vice President and Portfolio Manager of the Adviser, is also a Vice President and Investment Officer of GFNB.

Mr. Orta has 14 years of banking and portfolio management experience. He joined the Investment Department of GFNB in 2006 where he serves as a portfolio manager in the Investment Department for individual and corporate retirement plans, personal trust, investment management accounts, foundations and not-for-profit relationships.  Mr. Orta holds a Bachelor's degree in Economics and Finance from Plattsburgh State University and has earned the Certified Trust Financial Advisor (CTFA) designation from the Institute of Certified Bankers.   Mr. Orta has also earned a degree in Portfolio Management through the New York Institute of Finance.

Please retain this supplement for future reference.